Exhibit 21.2

List of Subsidiaries of Digital Realty Trust, L.P.

Entity Name	Domestic Jurisdiction
1100 Space Park Holding Company LLC	Delaware

1100 Space Park LLC	Delaware

150 South First Street, LLC	Delaware

1500 Space Park Holdings, LLC	Delaware

1500 Space Park Partners, LLC	Delaware

1525 Comstock Partners, LLC	California

1550 Space Park Partners, LLC	Delaware

200 Paul Holding Company, LLC	Delaware

200 Paul, LLC	Delaware

2001 Sixth Holdings LLC	Delaware

2001 Sixth LLC	Delaware

2020 Fifth Avenue LLC	Delaware

2045-2055 LaFayette Street, LLC	Delaware

2334 Lundy Holding Company LLC	Delaware

2334 Lundy LLC	Delaware

34551 Ardenwood Holding Company LLC	Delaware

34551 Ardenwood LLC	Delaware

4650 Old Ironsides, LLC	Delaware

BH Digital 700-750 Holdco, LLC	Delaware

BH Digital 700-750 M, LLC	Delaware

BH Digital 700-750, LLC	Delaware

Collins Technology Park Partners, LLC	Delaware

Digital - Bryan Street Partnership, L.P.	Texas

Digital 1 Savvis Parkway, LLC	Delaware

Digital 11085 Sun Center Drive, LLC	Delaware

Digital 113 N. Myers, LLC	Delaware

Digital 1201 Comstock, LLC	Delaware

Digital 125 N. Myers, LLC	Delaware

Digital 128 First Avenue Ground Lessee, LLC	Delaware

Digital 128 First Avenue, LLC	Delaware

Digital 1350 Duane, LLC	Delaware

Digital 1500 Space Park Borrower, LLC	Delaware

Digital 1500 Space Park, LLC	Delaware

Digital 1550 Space Park, LLC	Delaware

Digital 1725 Comstock, LLC	Delaware

Digital 2020 Fifth Avenue Investor, LLC	Delaware

Digital 210 Tucker, LLC	Delaware

Digital 21110 Ridgetop, LLC	Delaware

Digital 2121 South Price, LLC	Delaware

Digital 21561-21571 Beaumeade Circle, LLC	Delaware

Entity Name	Domestic Jurisdiction
Digital 2260 East El Segundo, LLC	Delaware

Digital 2950 Zanker, LLC	Delaware

Digital 3011 Lafayette, LLC	Delaware

Digital 365 Main, LLC	Delaware

Digital 3825 NW Aloclek Place, LLC	Delaware

Digital 400 Blair Road, LLC	Delaware

Digital 444 Toyama, LLC	Delaware

Digital 45845-45901 Nokes Boulevard, LLC	Delaware

Digital 55 Middlesex, LLC	Delaware

Digital 60 & 80 Merritt, LLC	Delaware

Digital 650 Randolph, LLC	Delaware

Digital 717 GP, LLC	Delaware

Digital 717 Leonard, L.P.	Texas

Digital 717 LP, LLC	Delaware

Digital 720 2nd, LLC	Delaware

Digital 7505 Mason King Court LLC	Delaware

Digital 833 Chestnut, LLC	Delaware

Digital 89th Place, LLC	Delaware

Digital 900 Dorothy, LLC	Delaware

Digital 900 Walnut, LLC	Delaware

Digital Above, LLC	Delaware

Digital Akard, LLC	Delaware

Digital Alfred, LLC	Delaware

Digital Aquila, LLC	Delaware

Digital Arizona Research Park II, LLC	Delaware

Digital Ashburn CS, LLC	Delaware

Digital Asia, LLC	Delaware

Digital Australia Investment Management Pty Limited	Australia

Digital Beaumeade Circle Land, LLC	Delaware

Digital BH 800 Holdco, LLC	Delaware

Digital BH 800 M, LLC	Delaware

Digital BH 800, LLC	Delaware

Digital Bièvres SCI	France

Digital Business Trust	Maryland

Digital Cabot, LLC	Delaware

Digital Centreport, L.P.	Texas

Digital Chelsea, LLC	Delaware

Digital Cochrane, LLC	Delaware

Digital Collins Technology Park Investor, LLC	Delaware

Digital Commerce Boulevard, LLC	Delaware

Entity Name	Domestic Jurisdiction
Digital Concord Center, LLC	Delaware

Digital Connect, LLC	Delaware

Digital Deer Park 2, LLC	Delaware

Digital Doug Davis, LLC	Delaware

Digital East Cornell, LLC	Delaware

Digital Erskine Park 2, LLC	Delaware

Digital Federal Systems, LLC	Delaware

Digital Gough, LLC	Delaware

Digital Grand Avenue, LLC	Delaware

Digital Greenspoint, L.P.	Texas

Digital Greenspoint, LLC	Delaware

Digital HK JV Holding Limited	British Virgin Islands

Digital Hoofddorp B.V.	Netherlands

Digital Investment Management Pte. Ltd.	Singapore

Digital Lafayette Chantilly, LLC	Delaware

Digital Lakeside Holdings, LLC	Delaware

Digital Lakeside, LLC	Delaware

Digital Lewisville, LLC	Delaware

Digital Loudoun II, LLC	Delaware

Digital Loudoun Parkway Center North, LLC	Delaware

Digital Luxembourg II S.à r.l.	Luxembourg

Digital Luxembourg III S.à r.l.	Luxembourg

Digital Luxembourg S.à r.l.	Luxembourg

Digital Macquarie Park, LLC	Delaware

Digital Midway GP, LLC	Delaware

Digital Midway, L.P.	Texas

Digital Montigny SCI	France

Digital Moran Holdings, LLC	Delaware

Digital Netherlands I B.V.	Netherlands

Digital Netherlands II B.V.	Netherlands

Digital Netherlands III (Dublin) B.V.	Netherlands

Digital Netherlands IV B.V.	Netherlands

Digital Netherlands IV Holdings B.V.	Netherlands

Digital Netherlands IX B.V.	Netherlands

Digital Netherlands V B.V.	Netherlands

Digital Netherlands VII B.V.	Netherlands

Digital Netherlands VIII B.V.	Netherlands

Digital Network Services, LLC	Delaware

Digital Norwood Park 2, LLC	Delaware

Digital Norwood Park, LLC	Delaware

Entity Name	Domestic Jurisdiction
Digital Olive, LLC	Delaware

Digital Paris Holding SARL	France

Digital Phoenix Van Buren, LLC	Delaware

Digital Piscataway, LLC	Delaware

Digital Printers Square, LLC	Delaware

Digital Realty (Blanchardstown) Limited	Ireland

Digital Realty (Camperdown House) Limited	Jersey

Digital Realty (Cressex) S.à r.l.	Luxembourg

Digital Realty (Management Company) Limited	Ireland

Digital Realty (Manchester) S.à r.l.	Luxembourg

Digital Realty (Paris 2) SCI	France

Digital Realty (Paris) SARL	France

Digital Realty (Redhill) S.à r.l.	Luxembourg

Digital Realty (St Denis) S.à r.l.	Luxembourg

Digital Realty (UK) Limited	United Kingdom (England & Wales)

Digital Realty (Welwyn) S.à r.l.	Luxembourg

Digital Realty Datafirm 2, LLC	Delaware

Digital Realty Datafirm, LLC	Delaware

Digital Realty Management France SARL	France

Digital Realty Management Services, LLC	Delaware

Digital Realty Mauritius Holdings Limited	Mauritius

Digital Realty Property Manager, LLC	Delaware

Digital Realty Trust Germany 1 GmbH	Germany

Digital Reston, LLC	Delaware

Digital Saclay SCI	France

Digital Savvis HK Holding 1 Limited	British Virgin Islands

Digital Savvis HK JV Limited	British Virgin Islands

Digital Savvis Investment Management HK Limited	Hong Kong

Digital Savvis Management Subsidiary Limited	Hong Kong

Digital Services Hong Kong Limited	Hong Kong

Digital Services Phoenix, LLC	Delaware

Digital Services, Inc.	Maryland

Digital Singapore 1 Pte. Ltd.	Singapore

Digital Singapore Jurong East Pte. Ltd.	Singapore

Digital Sixth & Virginia, LLC	Delaware

Digital Spear Street 2, LLC	Delaware

Digital Spear Street, LLC	Delaware

Digital Stout Holding, LLC	Delaware

Entity Name	Domestic Jurisdiction
Digital Toronto Business Trust	Maryland

Digital Toronto Nominee, Inc.	British Columbia

Digital Totowa, LLC	Delaware

Digital Towerview, LLC	Delaware

Digital Trade Street, LLC	Delaware

Digital Vienna, LLC	Delaware

Digital Waltham, LLC	Delaware

Digital Waterview, LLC	Delaware

Digital Winter, LLC	Delaware

Digital-Bryan Street, LLC	Delaware

DLR 700-750 Central, LLC	Delaware

DLR 800 Central, LLC	Delaware

DLR LLC	Maryland

DRT Centreport, LLC	Delaware

DRT Greenspoint, LLC	Delaware

DRT-Bryan Street, LLC	Delaware

GIP 7th Street Holding Company, LLC	Delaware

GIP 7th Street, LLC	Delaware

GIP Alpha General Partner, LLC	Delaware

GIP Alpha Limited Partner, LLC	Delaware

GIP Alpha, L.P.	Texas

GIP Fairmont Holding Company, LLC	Delaware

GIP Stoughton, LLC	Delaware

GIP Wakefield Holding Company, LLC	Delaware

GIP Wakefield, LLC	Delaware

Global ASML, LLC	California

Global Brea Holding Company, LLC	Delaware

Global Brea, LLC	Delaware

Global Gold Camp Holding Company, LLC	Delaware

Global Gold Camp, LLC	Delaware

Global Innovation Sunshine Holdings LLC	Delaware

Global Kato HG, LLC	California

Global Lafayette Street Holding Company, LLC	Delaware

Global Marsh General Partner, LLC	Delaware

Global Marsh Limited Partner, LLC	Delaware

Global Marsh Member, LLC	Delaware

Global Marsh Property Owner, L.P.	Texas

Global Miami Acquisition Company, LLC	Delaware

Global Miami Holding Company, LLC	Delaware

Global Riverside, LLC	Delaware

Entity Name	Domestic Jurisdiction
Global Stanford Place II, LLC	Delaware

Global Webb, L.P.	Texas

Global Webb, LLC	Delaware

Global Weehawken Acquisition Company, LLC	Delaware

Global Weehawken Holding Company, LLC	Delaware

Mapp Holding Company, LLC	California

Mapp Property, LLC	California

Moran Road Partners, LLC	Delaware

Redhill Park Limited	United Kingdom (England & Wales)

Sentrum (Croydon) Limited	Isle of Man

Sentrum Holdings Limited	British Virgin Islands

Sentrum III Limited	British Virgin Islands

Sentrum IV Limited	British Virgin Islands

Sentrum Limited	United Kingdom (England & Wales)

Sentrum Services Limited	United Kingdom (England & Wales)

Sixth & Virginia Holdings, LLC	Delaware

Sixth & Virginia Properties	Washington

The Sentinel-Needham Primary Condominium Trust	Massachusetts

Waspar Limited	Ireland